Exhibit 99.2
                              HIGH PLAINS GAS INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements and related notes give effect to the acquisition by High Plains Gas, Inc., ("High Plains" or the "Company") of the North and South Fairway (the "Properties") from Pennaco Energy Inc., a wholly owned subsidiary of Marathon Oil Company (the "Seller") for the year ended December 31, 2009 and the nine months ended
September  30,  2010.

The unaudited pro forma condensed combined statement of operations is based on the individual statement of operations of the Company and the statement of revenues and direct operating expenses of the Properties, and combines the results of the Company and the Properties for the year ended December 31, 2009, and the nine months ended September 30, 2010 as if the acquisition had occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet is based on the historical balance sheet of the Company, adjusted for the Properties transaction, and has been presented to show the effect as if the acquisition occurred as of December 31, 2009.

Pro forma data is based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed combined financial statements. As adjustments are based on currently available information, actual adjustments may differ from the pro forma adjustments; therefore the pro forma is not necessarily indicative of the financial results that would have been attained had the Properties transaction occurred on the date referenced above, and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes thereto, with the Company's quarterly report on Form 10-Q for the period ended September 30, 2010 and the Statement of Revenues and Direct Operating Expenses included herein.

                                            HIGH PLAINS GAS INC.
                       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 2009
                                              (000's omitted)

                                                                             PRO FORMA
                                                              PROPERTIES     ADJUSTMENTS         PRO FORMA
                                                HISTORICAL    ACQUISITION    (SEE NOTE 2)        COMBINED
                                                ------------  -------------  -------------       -----------
REVENUES                                        $       806   $     17,317   $          -        $   18,123
                                                ------------  -------------  -------------       -----------

EXPENSES
Production                                              587         20,681              -            21,268
General and administrative                              213              -            250   (b)         463
Depreciation, depletion and amortization                385              -          2,878   (a)       3,263
(Gain) on sale-oil and gas property                    (591)             -              -              (591)
                                                ------------  -------------  -------------       -----------
                                                        594         20,681          3,128            24,403
                                                ------------  -------------  -------------       -----------

Income (loss) from operations                           212         (3,364)        (3,128)           (6,280)

OTHER INCOME (EXPENSE)                                  (50)             -           (867)  (c)        (917)
                                                ------------  -------------  -------------       -----------


Net income (loss)                               $       162   $     (3,364)  $     (3,995)       $   (7,197)
                                                ============  =============  =============       ===========

Net gain (loss) per share, basic and dilutive   $      0.33                                      $    (6.19)
                                                ============                                     ===========
Weighted average number of common
  shares outstanding-basic and diluted                  499            663                            1,162

                                     Please see the accompanying notes

                                           HIGH PLAINS GAS INC.
                      UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                              (000's omitted)
                                                                            PRO FORMA
                                                              PROPERTIES    ADJUSTMENTS         PRO FORMA
                                                HISTORICAL    ACQUISITION   (SEE NOTE 2)        COMBINED
                                                ------------  ------------  -------------       -----------
REVENUES                                        $     1,111   $     15,683  $          -        $   16,794
                                                ------------  ------------  -------------       -----------

EXPENSES
Production                                              721         14,818             -            15,539
General and administrative                              879              -             -               879
Depreciation, depletion and amortization                571              -         2,159   (a)       2,730
(Gain) on sale-oil and gas property                     (20)             -             -               (20)
                                                ------------  ------------  -------------       -----------
                                                      2,151         14,818         2,159            19,128
                                                ------------  ------------  -------------       -----------

Income (loss) from operations                        (1,040)           865        (2,159)           (2,334)

OTHER INCOME (EXPENSE)                                  (50)             -          (665)  (c)        (715)
                                                ------------  ------------  -------------       -----------

Net income (loss)                               $    (1,090)  $        865  $     (2,824)       $   (3,049)
                                                ============  ============  =============       ===========

Net gain (loss) per share, basic and dilutive   $     (0.94)                                    $    (2.62)
                                                ============                                    ===========
Weighted average number of common
  shares outstanding-basic and diluted                1,162                                          1,162

                                     Please see the accompanying notes

                                          HIGH PLAINS GAS INC.
                          UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                         AS OF DECEMBER 31, 2009
                                             (000's omitted)
                                                       PROPERTIES     PRO FORMA                PRO FORMA
                                          HISTORICAL   ACQUISITION    ADJUSTMENTS              COMBINED
                                          -----------  -------------  -------------            ----------
ASSETS
Current assets                            $       191  $          -   $        750        (d)  $      941
Oil& gas properties, net                        1,593        10,700         (2,878)                 9,415
Other                                             431        (1,150)        13,070   (a), (b)      12,351
                                          -----------  -------------  -------------            ----------

Total Assets                              $     2,215  $      9,550   $     10,942             $   22,707
                                          ===========  =============  =============            ==========

LIABILITIES & SHARHOLDERS' EQUITY
Current liabilities                       $     1,245  $      3,000   $      4,467   (c), (e)  $    8,712
Long term liabilities                             329         6,000                                 6,329
Shareholders' equity                              641           550          6,475                  7,666
                                          -----------  -------------  -------------            ----------

Total liabilities & shareholders' equity  $     2,215  $      9,550   $     10,942             $   22,707
                                          ===========  =============  =============            ==========

                                 Please see the accompanying notes

                              HIGH PLAINS GAS INC.
    NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                               December 31, 2009

1.     Basis of Presentation

In July, 2010, the Company acquired the North and South Fairway Acquisition Properties from Pennaco Energy, Inc., a wholly owned subsidiary of Marathon Oil Company for approximately $10,000,000.

The unaudited pro forma statement of operations for the year ended December 31, 2009 is derived from the audited statement of the Company for the year ended December 31, 2009 and the audited statement of revenues and direct operating expenses for the Properties for the year ended December 31, 2009. The unaudited pro forma statement of operations for the nine months ended September 30, 2010 is based on the unaudited financial statements of the Company for the nine months ended September 30, 2010 and the unaudited statement of revenues and direct operating expenses for the Properties for the nine months ended September 30, 2010. The unaudited balance sheet for December 31, 2009 is based on the audited financial statements of the Company for the year ended December 31, 2009, adjusted for the Properties purchase transaction.

The pro forma adjustments do not include those related to Asset Retirement Obligations (recorded assets and depletion; recorded liabilities and accretion) as such data is not available for the Acquired Properties. The adjustments made relate to the acquisition and additional debt and equity and are described below.

2.     Adjustments to the Pro Forma Statement of Operations

The unaudited pro forma statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition and additional debt and equity outlined in note 3 below:

a. Record incremental pro forma depreciation, depletion and amortization of $2,878,000 for the year ended December 31, 2009 and $2,159,000 for the nine months ended September 30, 2010. Recorded in accordance with the successful efforts method of accounting.

b. Record $250,000 for year ended December 31, 2009 for cost of bonding the Properties.

c. Record interest expense of $757,000 for the year ended December 31, 2009 and $605,000 for the nine months ended September 30, 2010 for the $6,000,000 financing incurred in conjunction with the purchase of the Properties at a rate of 6.25% and amortization of deferred financing costs of $80,000 for the year ended December 31, 2009 and $60,000 for the nine months ended September 30, 2010.

d. Reflects the weighted average shares of 11,250,000 share issued to purchase CEP, 550,000 for the third amendment to the purchase of the Properties and 400,000 shares issued in connection with the financing the bonds.

3.     Adjustments to Pro Forma Balance Sheet

The unaudited pro forma balance sheet has been prepared to show the effect as if the acquisition of the Properties by the Company had occurred on December 31, 2009. The pro forma balance sheet reflects the following adjustments related to the Properties activity as if it had occurred on December 31, 2009:

a. Record the acquisition of 100% of CEP for a note payable of $1,500,000 and 11,250,000 shares of High Plains stock valued at $1.00 per share.

b. Record deferred financing costs associate with placement of shares and bonds of $400,000.

c. Record loans from shareholders and CEP for financing acquisition of Properties in the amount of $4,500,000 and accrued interest.

d.   Record  the  establishment  of  $750,000  escrow account for Company bonds.

e.   Record accrued ad valorem taxes of $2,180,000.